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                                                                    EXHIBIT 23.1

                            INCO HOMES CORPORATION
            EXHIBIT 23.1 -- CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement (Form S-8 Registration No. 33-68220) of Inco Homes Corporation 1992 Stock Option/Stock Issuance Plan of our report dated March 27, 1998 appearing on page F-2 of this Form 10-KSB.





/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP


Costa Mesa, California
March 27, 1998